                                                                     Exhibit 4.1

                                 EXECUTION COPY

                               ALLIED-SIGNAL INC.

                                       AND

                            THE CHASE MANHATTAN BANK

                       (National Association), as Trustee

                                ----------------

                                    INDENTURE

                           Dated as of October 1, 1985

                                ----------------

               Providing for issuance of debt securities in series

================================================================================

                               ALLIED-SIGNAL INC.
         Reconciliation and tie between Trust Indenture Act of 1939 and
                     Indenture, dated as of October 1, 1985

       Trust
    Indenture
   Act Section                                              Indenture Section
   -----------                                              -----------------
  'SS' 310(a)(1)............................................609
          (a)(2)............................................609
     a    (a)(3)............................................Not Applicable
          (a)(4)............................................Not Applicable
          (b)...............................................608, 610
          (c)...............................................Not Applicable
  'SS' 311(a)...............................................613(a)
          (b)...............................................613(b)
          (b)(2)............................................703(a)(2), 703(b)
  'SS' 312(a)...............................................701
          ..................................................702(a)
          (b)...............................................702(b)
          (c)...............................................702(c)
  'SS' 313(a)...............................................703(a)
          (b)(1)............................................Not Applicable
          (b)(2)............................................703(b)
          (c)...............................................703(a), 703(b)
          (d)...............................................703(c)
  'SS' 314(a)(1)............................................704(1)
          (a)(2)............................................704(2)
          (a)(3)............................................704(3)
          (b)...............................................Not Applicable
          (c)(1)............................................102
          (c)(2)............................................102
          (c)(3)............................................Not Applicable
          (d)...............................................Not Applicable
          (e)...............................................102
  'SS' 315(a)...............................................601(a), 601(c)
          (b)...............................................602
          ..................................................703(a)(6)
          (c)...............................................601(b)
          (d)...............................................601(c)
          (d)(1)............................................601(a)
          ..................................................601(c)(1)
          (d)(2)............................................601(c)(2)
          (d)(3)............................................601(c)(3)
          (e)...............................................509
  'SS' 316(a)...............................................101
          (a)(1)(A).........................................502
          ..................................................507
          (a)(1)(B).........................................507
          (a)(2)............................................Not Applicable
          (b)...............................................504
  'SS' 317(a)(1)............................................503, 505
          (a)(2)............................................505
          (b)...............................................1003
  'SS' 318(a)...............................................107

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                 --------------

                                                                            Page
                                                                            ----
PARTIES......................................................................1
RECITALS OF THE CORPORATION..................................................1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section
-------
     101.Definitions.........................................................1
         Act.................................................................2
         Applicable Debenture................................................2
         Board of Directors..................................................2
         Board Resolution....................................................2
         Business Day........................................................2
         Commission..........................................................2
         Component Currency..................................................2
         Consolidated Net Tangible Assets....................................2
         Conversion Date.....................................................3
         Corporation.........................................................3
         Corporation Request:  Corporation Order.............................3
         Corporate Trust Office..............................................3
         Coupon..............................................................3
         Coupon Debenture....................................................3
         Debenture...........................................................3
         Debentureholder.....................................................3
         Debenture Register:  Debenture Registrar............................3
         Debt................................................................4
         Dollar..............................................................4
         Dollar Equivalent of the ECU........................................4
         Dollar Equivalent of the Foreign Currency...........................4
         ECU.................................................................4
         European Communities................................................4
         Event of Default....................................................4
         Exchange Rate Officer's Certificate.................................4
         Foreign Currency....................................................4
         Fully Registered Debenture..........................................4
         Funded Debt.........................................................4

                                TABLE OF CONTENTS


Section                                                                    Page
-------                                                                    ----
         Holder.............................................................4
         Indenture..........................................................4
         Market Exchange Rate...............................................5
         Maturity...........................................................5
         Mortgage...........................................................5
         Officer's Certificate..............................................5
         Official ECU Exchange Rate.........................................5
         Opinion of Counsel.................................................5
         Original Issue Discount Debenture..................................5
         Outstanding........................................................5
         Paying Agent.......................................................6
         Person ............................................................6
         Place of Payment...................................................6
         Pricing Committee..................................................6
         Registered Debenture...............................................6
         Registered Holder..................................................7
         Responsible Officer................................................7
         Restricted Property................................................7
         Sale and Lease-Back Transaction....................................7
         Specified Amount...................................................7
         Stated Maturity....................................................7
         Subsidiary.........................................................8
         Trustee............................................................8
         Trust Indenture Act or TIA.........................................8
         Unregistered Debenture.............................................8
         Valuation Date.....................................................8
102.     Compliance Certificates and Opinions...............................8
103.     Form of Documents Delivered to Trustee.............................9
104.     Acts of Holders...................................................10
105.     Notices, Etc., to Trustee and Corporation.........................11
106.     Notices to Holders; Waiver........................................12
107.     Conflict with Trust Indenture Act.................................12
108.     Effect of Headings and Table of Contents..........................12
109.     Successors and Assigns............................................12
110.     Separability Clause...............................................13
111.     Benefits of Indenture.............................................13

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
112.     Governing Law.....................................................13
113.     Legal Holidays....................................................13

                                   ARTICLE TWO

                                 DEBENTURE FORMS

201.     Forms Generally...................................................13
202.     Form of Trustee's Certificate of
         Authentication....................................................14

                                  ARTICLE THREE

                                 THE DEBENTURES

301.     Amount Unlimited:  Issuable in Series.............................15
302.     Provisions Any Series May Contain.................................15
303.     Execution, Authentication and Delivery and Dating.................17
304.     Documents Required for Issuance of Debentures of any Series.......17
305.     Temporary Debentures..............................................19
306.     Registration, Transfer and Exchange...............................20
307.     Mutilated, Destroyed, Lost and Stolen Debentures..................22
308.     Payment of Interest...............................................23
309.     Persons Deemed Owners.............................................25
310.     Cancellation......................................................25
311.     Currency and Manner Payments in Respect of Debentures.............26
312.     Computation of Interest...........................................31
313.     Compliance with Certain Laws and Regulations......................31

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

401.     Satisfaction and Discharge of Indenture...........................32
402.     Application of Trust Money........................................33

                                  ARTICLE FIVE

                                    REMEDIES

501.     Event of Default..................................................33
502.     Payment of Debentures on Default: Suit Therefor...................36

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
503.     Application of Moneys Collected by Trustee........................38
504.     Proceedings by Holders............................................40
505.     Proceedings by Trustee............................................41
506.     Remedies Cumulative and Continuing................................41
507.     Direction of Proceedings and Waiver of
         Defaults by Majority of Holders...................................42
508.     Notice of Defaults................................................42
509.     Undertaking to Pay Costs..........................................43
510.     Waiver of Stay or Extension Laws..................................43

                                   ARTICLE SIX

                                   THE TRUSTEE

601.     Certain Duties and Responsibilities...............................44
602.     Notice of Defaults................................................45
603.     Certain Rights of Trustee.........................................46
604.     Not Responsible for Recitals or Issuance of Debentures............47
605.     May Hold Debentures...............................................47
606.     Money Held in Trust...............................................47
607.     Compensation and Reimbursement....................................47
608.     Disqualification; Conflicting Interests...........................48
              (a)  Elimination of Conflicting Interest
                   of Resignation..........................................48
              (b)  Notice of Failure to Eliminate
                   Conflicting Interest or Resign..........................48
              (c)  "Conflicting Interest" Defined..........................48
              (d)  Definitions of Certain Terms Used
                   in this Section.........................................53
              (e)  Calculation of Percentages of Securities................54
609.     Corporate Trustee Required: Eligibility...........................55
610.     Resignation and Removal:  Appointment of Successor................55
611.     Acceptance of Appointment by Successor............................57
612.     Merger or Consolidation...........................................58
613.     Preferential Collection of Claims Against
         Corporation.......................................................59
           (a)     Segregation and Apportionment of
                   Certain Collections by Trustee:
                   Certain Exceptions......................................59
           (b)     Certain Creditor Relationships
                   Excluded from Segregation and
                   Appointment.............................................62
           (c)     Definitions of Certain Terms Used in
                   this Section............................................63

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
                                  ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND CORPORATION

701.     Corporation to Furnish Trustee Names and
         Addresses of Holders..............................................64
702.     Preservation of Information:  Communications
         to Holders........................................................64
703.     Reports by Trustee................................................66
704.     Reports by Corporation............................................68

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

801.     Corporation May Consolidate, Etc., Only on
         Certain Terms.....................................................69
802.     Successor Corporation Substituted.................................70

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

901.     Supplemental Indentures without Consent
         of Holders........................................................71
902.     Supplemental Indentures with Consent of
         Holders...........................................................71
903.     Execution of Supplemental Indentures..............................72
904.     Effect of Supplemental Indentures.................................73
905.     Conformity with Trust Indenture Act...............................73
906.     Reference in Debentures to Supplemental
         Indentures........................................................73

                                   ARTICLE TEN

                                    COVENANTS

1001.    Payment of Principal, Premium, and Interest.......................73
1002.    Maintenance of Office or Agency...................................74
1003.    Money for Debenture Payments to Be Held in Trust..................74
1004.    Statement as to Compliance........................................76
1005.    Limitation on Mortgages...........................................76
1006.    Limitation on Sale and Lease-Back.................................78
1007.    Waiver of Certain Covenants.......................................79

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
                                 ARTICLE ELEVEN

                            REDEMPTION OF DEBENTURES

1101.    Reservation of Right to Redeem....................................79
1102.    Election To Redeem................................................79
1103.    Debentures Payable on Redemption Date.............................81
1104.    Sinking Fund......................................................82

TESTIMONIUM
SIGNATURES AND SEALS
ACKNOWLEDGMENTS
EXHIBIT A
EXHIBIT B
EXHIBIT C

      INDENTURE dated as of October 1, 1985, between ALLLIED-SIGNAL INC., a Delaware corporation (hereinafter called the "Corporation"), having its principal office at Columbia Road and Park Avenue, Morris Township, New Jersey 07960, and The Chase Manhattan Bank (National Association), a national banking association organized and existing under the laws of the United States of America (hereinafter called the "Trustee").

                         RECITALS OF THE CORPORATION

      The Corporation has duly authorized the creation of multiple issues of its debt securities (hereinafter called the "Debentures") of substantially the tenor and amount hereinafter set forth and to provide therefor the Corporation has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Debentures, when executed by the Corporation and authenticated and delivered hereunder and duly issued by the Corporation, the valid obligations of the Corporation, and to make this Indenture a valid agreement of the Corporation, in accordance with their and its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders of the Debentures and Coupons, as follows:
                                 ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

      Section 101.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular:

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein:

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them from time to time in accordance with generally accepted accounting principles; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

      "Act" when used with respect to any Holder has the meaning specified in
Section 104.

      "Applicable Debenture" has the meaning specified in Section 501.

      "Board of Directors" Means either the Board of Directors of the Corporation or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday for banking institutions at the place where any specified act pursuant to this Indenture is to occur.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

      "Component Currency" has the meaning specified in Section 311.

      "Consolidated Net Tangible Assets" means the total amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (b) all goodwill, trade names trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent balance sheet of the Corporation and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

      "Conversion Date" has the meaning specified in Section 311.

      "Corporation" means the Person named as the "Corporation" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor corporation.

      "Corporation Request" and "Corporation Order" mean, respectively, a written request or order signed in the name of the Corporation by the Chairman of the Board, the President, a Vice President (any reference herein to a Vice President of the Corporation shall be deemed to include any Vice President of the Corporation whether or not designated by a number or word or words added before or after the title "Vice President" but shall not include any Assistant Vice President), the Treasurer, an Assistant Treasurer or the Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan. The City of New York, at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Debentures for payment or for registration of transfer or exchange and the location of the Debenture Register, such term shall mean the office or agency of the Trustee in said Borough at which, at any particular time, its corporate agency business shall be conducted.

      "Coupon" means any interest coupon appertaining to any Debenture.

      "Coupon Debenture" means any Debenture authenticated and delivered with one or more Coupons appertaining thereto.

      "Debenture" means any note, bond, debenture, debt security or any other evidence of indebtedness of any series authenticated and delivered from time to time under this Indenture, and shall include any Debenture in global, temporary or definitive form.

      "Debentureholder" means a bearer of an Unregistered Debenture or a Registered Holder of a Registered Debenture.

      "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 306.

      "Debt" means any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

      "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "Dollar Equivalent of the ECU" has the meaning specified in Section 311.

      "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 311.

      "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

      "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

      "Event of Default" has the meaning specified in Article Five.

      "Exchange Rate Officer's Certificate" means a telex or a certificate setting forth the applicable Official ECU Exchange Rate and the Dollar or Foreign Currency amounts payable on the basis of such Official ECU Exchange Rate in respect of the principal of, premium, if any, and interest on Registered Debentures, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Corporation, and delivered to the Trustee.

      "Foreign Currency" means a currency issued by the government of any country other than the United States.

      "Fully Registered Debenture" means any Debenture registered as to principal and interest, if any.

      "Funded Debt" means indebtedness of the Corporation or a Subsidiary owning Restricted Property maturing by its terms more than one year after the creation thereof and ranking at least pari passu with the Debentures.

      "Holder" when used with respect to any Debenture means any Debentureholder and when used with respect to any Coupon means the bearer thereof.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Market Exchange Rate" has the meaning specified in Section 311.

      "Maturity" when used with respect to any Debenture means the date on which the principal thereof becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Mortgage" means any mortgage, lien, pledge or other encumbrance.

      "Officer's Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer or the Secretary of the Corporation, and delivered to the Trustee.

      "Official ECU Exchange Rate" applicable to any currency with respect to any payment to be made hereunder means the exchange rate between the ECU and such currency reported by the Commission of the European Communities (currently based on the rates in effect at 2:30 p.m., Brussels time, on the relevant exchange markets) or if such exchange rate ceases to be so reported, then such exchange rate shall be determined by the Trustee using, in its sole discretion and without liability on its part, quotations from one or more major banks in New York City or such other quotations as the Trustee shall deem appropriate, on the applicable record date.

      "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Corporation.

      "Original Issue Discount Debenture" means any Debenture which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 501.

      "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

         (i) Debentures theretofore cancelled and delivered to the Trustee or delivered to the Trustee for cancellation:

         (ii) Debentures or portions thereof for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation) in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Debentures; and

         (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder. Debentures owned by the Corporation or any other obligor upon the Debentures or any affiliate of the Corporation or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustees the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Corporation or any other obligor upon the Debentures or any affiliate of the Corporation or such other obligor.

      "Paying Agent" means any Person (which may include the Corporation) authorized by the Corporation to pay the principal of or interest, if any, on any Debenture on behalf of the Corporation.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Debentures of any series, means the place or places where the principal of and interest, if any, of the Debentures of that series are payable as specified pursuant to Section 302.

      "Pricing Committee" means the committee authorized and appointed by resolution of the Board of Directors dated September 27, 1985 and any successor thereto.

      "Registered Debenture" means any Debenture registered as to principal in the Debenture Register.

"Registered Holder" when used with respect to a Registered Debenture means the person in whose name such Debenture is registered in the Debenture Register.

      "Responsible Officer" when used with respect to the Trustee means the chairman of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Property" means (a) any property of the Corporation at the time of issuance of the Debentures hereunder located within the United States of America which is either (i) property which, in the opinion of the Corporation's Board of Directors, is a principal manufacturing property or (ii) an oil, gas, or mineral producing property, or (b) any shares of capital stock or indebtedness of any Subsidiary owning any such property.

      "Sale and Lease-Back Transaction" means any arrangement with any Person (other than the Corporation or a Subsidiary), or to which any such Person is a party, providing for the leasing to the Corporation or a Subsidiary owning Restricted Property for a period of more than three years of any Restricted Property owned at the date set forth in the first paragraph of this instrument, which has been or is to be sold or transferred by the Corporation or such Subsidiary owning Restricted Property to such Person, or to any other Person (other than the Corporation or a Subsidiary) to which funds have been or are to be advanced by such Person on the security of the leased property. It is understood that arrangements pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, or any successor provision having similar effect are not included within this definition of Sale and Lease-Back Transaction.

      "Specified Amount" has the meaning specified in Section 311.

      "Stated Maturity" when used with respect to any Debenture or any installment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

      "Subsidiary" means any corporation (a) of which the Corporation directly or indirectly owns or controls shares of stock at the time outstanding which have under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of said corporation, of (b) of which shares of stock of the character described in the foregoing clause (a) shall at the time be owned or controlled directly or indirectly by the Corporation and one or more Subsidiaries as defined in the foregoing clause (a) or by one or more such Subsidiaries.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date of which this instrument was executed, except as provided in
Section 905.

      "Unregistered Debenture" means any Debenture not registered as to principal.

      "Valuation Date" has the meaning specified in Section 311.

      SECTION 102. Compliance Certificates and Opinions.

      Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto:

           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 103. Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of opinion of, or representations by, an officer or officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104. Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Corporation Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

      (c) The ownership of Registered Debentures shall be proved by the Debenture Register.

      (d) The amount of Unregistered Debentures held by any Person executing any instrument or writing as a Debentureholder, the numbers of such Unregistered Debentures, and the date of his holding the same may be proved by the production of such Debentures or by a certificate executed by any trust company, bank, banker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Debentures therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Debentureholder, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee and the Corporation may assume that such ownership of any Unregistered Debenture continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Unregistered Debenture is produced, or (ii) such Unregistered Debenture is produced by some other person, or (iii) such Unregistered Debenture is surrendered in exchange for a Registered Debenture, or (iv) such Unregistered Debenture has been cancelled in accordance with Section 310.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Debenture.

      SECTION 105. Notices, Etc., to Trustee and Corporation.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with.

      (1) the Trustee by any Holder or by the Corporation shall be sufficient for every purpose (except as otherwise provided in Section 501) hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

      (2) the Corporation by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 501) hereunder if in writing and mailed, first-class postage prepaid, to the Corporation addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Corporation.

      SECTION 106. Notices to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, (1) if any of the Debentures affected by such event are Registered Debentures, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Registered Holders as their names and addresses appear in the Debenture Register within the time prescribed and (2) if any of the Debentures affected by such event are Unregistered Debentures, such notice shall be sufficiently given (unless otherwise herein expressly provided) if published once in a newspaper of general circulation in New York, New York and London, England within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

      SECTION 107. Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

      SECTION 108. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 109. Successors and Assigns.

      All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

      SECTION 110. Separability Clause.

      In any case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 111. Benefits of Indenture.

      Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent and their respective successors hereunder and the Holders of Debentures and Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 112. Governing Law.

      This Indenture shall be construed in accordance with and governed by the laws of the State of New York.

      SECTION 113. Legal Holidays.

      In any case where the date of maturity of interest on or principal of the Debentures of any series or the date fixed for redemption of any Debenture of any series or the last day for conversion of the Debentures of any series shall not be a Business Day, then payment of such interest on or principal and premium, if any, of such Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or such last day for conversion, and no interest shall accrue for the period from and after such date.

                                  ARTICLE TWO

                                DEBENTURE FORMS

      SECTION 201. Forms Generally.

The Debentures of each series and the Coupons, if any, to be attached thereto shall be in substantially the forms set forth in Exhibit A and Exhibit B hereto (the provisions of which shall be completed or modified as appropriate to reflect the terms of each series of Debentures, including the currency of denomination, which may be Dollars. Foreign Currency of ECU), or in such other forms as may be determined and specified by the Pricing Committee in authorizing the issue of any series of Debentures, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debentures and Coupons, if any, as evidenced by their execution of the Debentures and Coupons, if any. Any portion of the text of any Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Debenture. The certificate of authentication shall be in substantially the form set forth in this Article.

      The definitive Debentures and Coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Debentures and Coupons, if any, as evidenced by their execution of such Debentures and Coupons, if any.

      SECTION 202.  Form of Trustee's Certificate of Authentication.

      The Trustee's Certificate of Authentication shall be substantially in the following form:

CERTIFICATE OF AUTHENTICATION

   This is one of the Debentures referred to in the within-mentioned Indenture.

                        THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION),
                              as Trustee

                        By _________________________________
                           Authorized Officer

                                  ARTICLE THREE

                                 THE DEBENTURES

      SECTION 301. Amount Unlimited: Issuable in Series.

      The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is unlimited. The Debentures may, at the election of and as authorized by the Pricing Committee, be issued in one or more series, and shall be designated as the Pricing Committee may determine. Each Debenture shall bear upon the face thereof the designation so selected for the series to which it belongs and shall be dated the date of its authentication. All Debentures of any one series at any time simultaneously outstanding shall be identical in respect of currency of denomination, date of maturity, the place or places of payment, the rate of interest, the date of interest payments, the price of prices and terms for optional redemption, if redeemable, sinking or purchase fund or analogous provisions (if any), applicable covenants and Events of Default and tax provisions (if any), except that Debentures of any one series may be of serial maturities and, if of serial maturities, may differ with respect to maturity date, interest rate and redemption price, and except that Debentures of any one series may be issuable in both bearer and registered form, and except as may otherwise be provided in or pursuant to the relevant Board Resolution or supplemental indenture. All Debentures of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Debentures.

      SECTION 302. Provisions Any Series May Contain.

      The several series of Debentures may differ as between series in respect of any or all of the following matters:

      (a) designation;

      (b) date;

      (c) date or dates of maturity, which may be serial;

      (d) interest rate;

      (e) interest payment dates and record dates;

      (f) the place or places for the payment of principal of premium, if any, and interest on the Debentures, and the currency in which payable;

      (g) denomination, which may be in Dollars, any Foreign Currency or ECU;

      (h) aggregate principal amount of Debentures which may be issued;

      (i) payment of principal of, premium, if any, and interest, if any, with or without deduction for taxes, assessments or governmental charges, or reimbursement of taxes, assessments or governmental charges paid by the Holders;

      (j) the right of the Corporation to redeem all or any part of the Debentures before maturity;

      (K) sinking, purchase or analogous funds;

      (l) covenants and Events of Default and remedies with respect thereto;

      (m)issuance as Registered Debentures or Unregistered Debentures or both, and the rights of the Holders to exchange Unregistered Debentures for Registered Coupon Debentures or Fully Registered Debentures of the series or to exchange Registered Debentures of the series for Unregistered Debentures of the series and the circumstances under which any such exchanges, if permitted, may be made;

      (n)the portion of the principal amount which shall be payable upon declaration of acceleration of the Maturity or upon redemption or which the Trustee shall be entitled to claim pursuant to Section 502;and

      (o)any other provisions expressing or referring to the terms and conditions upon which the Debentures of the series are to be issued which are not in conflict with the provisions of this Indenture.

      In authorizing the issue of any series of Debentures, the Pricing Committee shall determine and specify all applicable matters in respect of the Debentures of such series set forth in clauses (a) to (o), inclusive, of this
Section 302, such terms to be included in an Officer's Certificate delivered pursuant to Section 304(a) or in a supplemental indenture; and shall also determine and specify the form of the Debentures of such series.

      SECTION 303. Execution, Authentication and Delivery and Dating.

      The Debentures shall be executed on behalf of the Corporation by the Chairman of the Board, the President, a Vice President, the Treasurer or an Assistant Treasurer under its corporate seal reproduced thereon and attested by the Secretary or an Assistant Secretary. The signature of any of these officers on the Debentures may be manual or by facsimile. Any Coupons attached to any Unregistered Debenture shall be executed on behalf of the Corporation by the manual or facsimile signature of any such officer of the Corporation.

      Debentures or Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or Coupons or did not hold such offices at the date of such Debentures or Coupons.

      At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Debentures having attached thereto appropriate Coupons, if any, executed by the Corporation to the Trustee for authentication; and the Trustee shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

      All Debentures shall be dated the date of their authentication.

      No Debenture or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence and the only evidence that such Debenture has been duly authenticated and delivered hereunder.

      The Trustee shall not authenticate or deliver any Unregistered Debenture until any matured Coupons appertaining thereto have been detached and canceled, except as otherwise provided or permitted by this Indenture.

      SECTION 304. Documents Required for Issuance of Debentures of any Series.

      At any time or from time to time Debentures having attached thereto appropriate Coupons, if any, may be executed by the Corporation and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the written order of the Corporation in a Corporation Order delivered to the Trustee together with the following:

      (a) an Officer's Certificate to the effect set forth in Section 302 and a supplemental indenture if applicable;

      (b) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required, or (ii) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required;

      (c) an Opinion of Counsel that all instruments furnished the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Debentures then applied for; that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Debentures applied for have been complied with and the Corporation is duly entitled to the authentication and delivery of such Debentures in accordance with the provisions of this Indenture; that all laws and requirements with respect to the form and execution by the Corporation of the supplemental indenture, if any, and the execution and delivery by the Corporation of the Debentures then applied for have been complied with; that the Corporation has corporate power to issue such Debentures and has duly taken all necessary corporate action for those purposes; that the Debentures then applied for, when issued, will be the valid, legal and binding obligations of the Corporation enforceable in accordance with their terms; that the Debentures of the series then applied for, when issued, will be entitled to the benefits of this Indenture, equally and ratably with all other Debentures theretofore issued and then outstanding hereunder; and that the amount of Debentures then Outstanding under this Indenture, including the Debentures applied for, will not exceed the amount at the time permitted by law; and

      (d) an Officer's Certificate stating that the Corporation is not in default under the Indenture; that the issuance of the Debentures applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Corporation's certificate of incorporation or by-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Corporation is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Corporation is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Debentures applied for have been complied with.

      SECTION 305. Temporary Debentures.

      Pending the preparation of definitive Debentures of any series, the Corporation may execute, and upon Corporation Order, the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures. Temporary Debentures may be issued as Registered Debentures or Unregistered Debentures with or without Coupons attached.

      If temporary Debentures are issued, the Corporation will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Corporation specified for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations and, in the case of Unregistered Debentures, having attached thereto any appropriate Coupons. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

      SECTION 306. Registration, Transfer and Exchange.

      The Corporation shall cause to be kept at the principal corporate trust office of the Trustee a Debenture Register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Registered Debentures and the registration of transfers of Registered Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Registered Debentures and transfers of Registered Debentures as herein provided.

      Upon surrender for registration of transfer of any Registered Debenture at the office or agency of the Corporation designated therefor, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Debentures of such series of any authorized denominations, of a like aggregate principal amount and stated maturity.

      At the option of the Holder thereof, Debentures of a series, whether Registered Debentures or Unregistered Debentures, which by their terms are registerable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to Section 302, be exchanged for Registered Coupon Debentures or Fully Registered Debentures of such series, as may be issued by the terms thereof. At the option of the Holder thereof, Debentures of a series, whether Registered Debentures or Unregistered Debentures, which by their terms provide for the issuance of Unregistered Debentures, may, to the extent and under the circumstances specified pursuant to
Section 302, be exchanged for Unregistered Debentures of such series. Debentures so issued in exchange for other Debentures shall be of any authorized denomination and of like principal amount and Stated Maturity, and shall be issued upon surrender of the Debentures for which they are to be exchanged and, in the case of Coupon Debentures, together with all unmatured Coupons and matured Coupons in default appertaining thereto, at the office of Corporation provided for in Section 1002 and upon payment, if the Corporation shall require, of charges provided therein. Unregistered Debentures of any series issued in exchange for Registered Debentures of such series between the regular record date for such Registered Debenture and the next interest payment date will be issued without the Coupon relating to such interest payment date, and Unregistered Debentures surrendered in exchange for Registered Debentures between such dates shall be surrendered without the Coupon relating to such interest payment date.

Whenever any Debentures are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive. Notwithstanding the foregoing, an Unregistered Debenture will not be delivered in exchange for a Registered Debenture or Debentures unless the Trustee receives a certificate in the form set forth in Exhibit C hereto signed by the person entitled to delivery of such Debenture, or receives a certificate or other items or documents fulfilling such other conditions as shall be required by regulations of the United States Department of the Treasury, or shall be notified by the Corporation that such a certificate shall not be required by such regulations; provided, however, that no such Unregistered Debenture shall be delivered by the Trustee if the Trustee or such agent shall have, or shall have been notified in writing by the Corporation that the Corporation has, actual knowledge that such certificate is false.

      Upon presentation for registration of any Unregistered Debentures of any series which by its terms is registrable as to principal, at the office or agency of the Corporation to be maintained as provided in Section 1002, such Debenture shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Debenture. Any Debenture so registered shall be transferable on the registry books of the Corporation upon presentation of such Debenture at such office or agency for similar notation thereon, but such Debenture may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Debentures shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

      Unregistered Debentures shall be transferable by delivery, except while registered as to principal. Registration of any Coupon Debenture shall not effect the transferability by delivery of the Coupons appertaining thereto which shall continue to be payable to bearer and transferable by delivery.

      All Debentures and Coupons issued upon any transfer or exchange of Debentures shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures and coupons surrendered upon such transfer or exchange.

      Every Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Debentures, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures, other than exchanges pursuant to Sections 305, 906, or 1103 not involving any transfer.

      The Corporation shall not be required (i) to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the selection of Debentures for redemption under Article Eleven or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part.

      SECTION 307. Mutilated, Destroyed, Lost and Stolen Debentures.

      If (i) any mutilated Debenture or Coupon is surrendered to the Trustee, or the Corporation and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debenture or Coupon, and (ii) there is delivered to the Corporation and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Debenture or Coupon has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Trustee shall, in the case of a Debenture, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of the same series, with appropriate Coupons, if any, attached in the case of Unregistered Debentures (so that neither gain nor loss in interest shall result from such substitution) of like tenor and principal amount, bearing a number not contemporaneously Outstanding, or, in the case of a mutilated, destroyed, lost or stolen Coupon, shall deliver a new Coupon.

      In case any such mutilated, destroyed, lost or stolen Debenture or Coupon has become or is about to become due and payable, the corporation in its discretion may, instead of issuing a new Debenture or Coupon, pay such Debenture or Coupon.

      Upon the issuance of any new Debenture or Coupon under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Debenture or Coupon issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture or Coupon shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Debenture or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures or Coupons duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures or Coupons.

      SECTION 308. Payment of Interest.

      Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid, in the case of Registered Debentures, to the person in whose name that Debenture (or one or more predecessor Debentures) is registered at the close of business on the regular record date for the payment of such interest and, in the case of Unregistered Debentures, upon surrender of the Coupon appertaining thereto in respect of the interest due on such interest payment date.

      Any interest on any Debenture of any series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for the purpose of this Section) shall forthwith cease to be payable to the Registered Holder on the relevant regular record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Corporation, at its election in each case, as provided in clause (1) or
(2) below:

         (1) The Corporation may elect to make payment of any defaulted interest to the persons in whose names any such Registered Debentures (or their respective predecessor Debentures) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Debenture of such series and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Registered Debentures of such series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such defaulted interest and the special record date therefor to be mailed, first class postage prepaid, to each Registered Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Registered Debentures of such series shall be paid to the persons in whose names such Debentures (or their respective predecessor Debentures) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

         (2) the Corporation may make payment of any defaulted interest on the Debentures of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

      Any defaulted interest payable in respect of any Debenture of any series which is not a Registered Debenture shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination as between the Holders of Registered Debentures and other Debentures of the same series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Corporation, by publication at least once in a newspaper of general circulation in New York, New York and London, England.

           Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

            SECTION 309. Persons Deemed Owners.

      The Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the person in whose name any Registered Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 308), if such Registered Debenture is a Fully Registered Debenture, interest, if any, on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary. The Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Holder of any Unregistered Debenture and the Holder of any Coupon, whether or not the Debenture to which it appertained be registered, as the absolute owner of such Debenture or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Debenture or Coupon be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

      SECTION 310. Cancellation.

           All Debentures surrendered for payment, redemption, transfer, exchange or conversion, and all Coupons surrendered for payment or exchange, shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Corporation may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder or any Coupons which the Corporation may have acquired in any manner whatsoever, and all Debentures and Coupons so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures and Coupons held by the Trustee shall be disposed of as directed by a Corporation Order.

      SECTION 311.  Currency and Manner of Payments in Respect of Debentures.

      (a) With respect to Registered Debentures denominated in Dollars or Foreign Currency and with respect to Registered Debentures denominated in ECU with respect to which the Holders of such Debentures have not made the election provided for in paragraph (b) below, the following payment provisions shall apply:

         (1) Except as provided in subparagraph (a)(2) or in paragraph (e) below, payment of the principal of and premium, if any, on any Registered Debenture will be made at the Place of Payment by delivery of a check in the currency in which the Debenture is denominated on the payment date against surrender of such Registered Debenture, and any interest on any Registered Debenture will be paid at the Place of Payment by mailing a check in the currency in which the Debentures were issued to the Person entitled thereto at the address of such Person appearing on the Debenture Register.

         (2) Payment of the principal of, premium, if any, and interest on such Debenture may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Corporation by any appropriate method.

      (b) With respect to Registered Debentures denominated in ECU, the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

         (1) The Pricing Committee may provide with respect to any series of such Debentures that Holders shall have the option to receive payments of principal of, premium, if any, and interest on such Debenture in any of the currencies which may be designated for such election in such Debenture by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Debenture with respect to which notice of redemption has been given by the Corporation pursuant to Article Eleven). Any Holder of any such Debenture who shall not have delivered any such election to the Trustee not later than the close of business on the applicable record date will be paid the amount due on the applicable payment date in ECU as provided in paragraph (a) of this Section 311. Payment of principal of and premium, if any, shall be made on the payment date against surrender of such Debentures. Payment of principal of, premium, if any, and interest shall be made at the Place of Payment by mailing at such location a check in the applicable currency to the person entitled thereto at the address of such person appearing on the Debenture Register.

         (2) Payment of the principal of, premium, if any, and interest on such Debenture may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Corporation by any appropriate method.

            (c) Payment of the principal of, premium, if any, and interest on any Unregistered Debenture will be made at such place or places outside the United States as may be designated by the Corporation by any appropriate method only in the currency in which the Debenture is denominated (except as provided in paragraph (e) below) on the payment date against surrender of the Unregistered Debenture, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest. Except as provided in paragraph (e) below, payment with respect to Unregistered Debentures and Coupons will be made by check, subject to any limitations on the methods of effecting such payment as shall be specified in the terms of the Debenture established as provided in Section 302 and as shall be required under applicable laws and regulations. Payment of the principal of, premium, if any, and interest on Unregistered Debentures may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Corporation by any appropriate method.

            (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Corporation a written notice specifying, in the currency in which each series of the Debentures are denominated, the respective aggregate amounts of principal of, premium, if any, and interest on the Debentures to be made on such payment date, specifying the amounts so payable in respect of the Registered and the Unregistered Debentures and in respect of the Registered Debentures as to which the Holders of Debentures denominated in ECU shall have elected to be paid in another currency as provided in paragraph (b) above. If the Pricing Committee has provided for the election referred to in paragraph (b) above and if at least one Holder has made such election, then, not later than the eighth Business Day following each record date the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Debentures denominated in ECU who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Corporation on the basis of the applicable Official ECU Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

      (e) If the Foreign Currency in which any of the Debentures are denominated ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, then with respect to each date for the payment of principal of, premium, if any, and interest on the applicable Foreign Currency or ECU denominated Debentures occurring after the last date on which the Foreign Currency of ECU was so used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Corporation to the Trustee and by the Trustee or any Paying Agent to the Holders of such Debentures with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of ECU, the Dollar Equivalent of the ECU as determined by the Trustee as of the record date (the "Valuation Date") in the manner provided in paragraphs (g) or (h) below.

      (f) If the Holder of a Registered Debenture denominated in ECU elects payment in a specified Foreign Currency as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in ECU, and if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, such Holder shall receive payment in Dollars.

      (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Trustee as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

      (h) The "Dollar Equivalent of the ECU" shall be determined by the Trustee as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

      (i) For purposes of this Section 311 the following terms shall have the following meanings:

      A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the ECU.

      A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the ECU on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be component Currencies.

      "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Trustee shall deem appropriate. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

      All decisions and determinations of the Trustee regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the ECU and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debentures and Coupons. In the event that the Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Corporation, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in
Section 106 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, the Corporation, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Corporation, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Corporation and shall not otherwise have any duty or obligation to determine such information independently.

      SECTION 312. Computation of Interest.

      Except as otherwise specified, interest on the Debentures for any part of a year shall be computed on the basis of a 360-day year of twelve 30-day months.

      SECTION 313. Compliance with Certain Laws and Regulations.

      If any Unregistered Debentures are to be issued in any series of Debentures, the Corporation will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that Unregistered Debentures are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Corporation.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

      SECTION 401. Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect with respect to the Debentures of any series (except as to any surviving rights of exchange of such Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Debentures of such series, when

      (1) either

          (A) all Debentures of such series theretofore authenticated and delivered and all Coupons, if any, appertaining thereto (other than (i) Debentures and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Debentures and Coupons for whose payment money has theretofore been deposited in trust or segregated and held is trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in
      Section 1003) have been delivered to the Trustee or an authenticating agent cancelled or for cancellation; or

          (B) all such Debentures and Coupons not theretofore delivered to the Trustee or an authenticating agent cancelled or for cancellation

            (i) have become due and payable, or

            (ii) will become due and payable at their Stated Maturity; or

            (iii) have been called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Corporation:

      and the Corporation, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in money or the equivalent in securities of the government which issued the currency in which the Debt Securities are denominated or government agencies backed by the full faith and credit of such government sufficient to pay and discharge the entire indebtedness on such Debentures and Coupons not theretofore delivered to the Trustee or an authenticating agent cancelled or for cancellation, for principal of, premium, if any, and interest then due or to become due to such Stated Maturity or redemption date, as the case may be;

          (2) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation; and

          (3) the Corporation has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Debentures of such series have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture with respect to the Debentures of any series, the obligations of the Corporation with respect to the Debentures of any other series and to the Trustee under Section 607 shall survive.

      SECTION 402. Application of Trust Money.

      All money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debentures, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent), as the Trustee may determine, to the persons entitled thereto, of the principal and interest, if any, for the payment of which money has been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE
                                    REMEDIES

      SECTION 501. Event of Default.

      "Event of Default" with respect to any series of Debentures means each one of the following events, unless it is either inapplicable to a particular series or is specifically deleted or modified by the action of the Pricing Committee authorizing such series of Debentures, and any other events as may be specified by the action of the Pricing Committee authorizing such series of Debentures.

    (a) default in the payment of any installment of interest upon any of the Debentures of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

    (b) default in the payment of the principal of or premium, if any, on any of the Debentures of such series, as and when the same shall become due and payable either at Maturity, upon redemption, by declaration or otherwise (except in the making of any payment for a sinking, purchase or analogous fund); or

    (c) default in the making of any payment for a sinking, purchase or analogous fund provided for in respect of such series of Debentures, as and when the same shall become due and payable, and the continuance of such default for a period of 30 days; or

    (d) failure on the part of the Corporation duly to observe or perform any other of the covenants or agreements on the part of the Corporation in respect of the Debentures of such series, or in this Indenture contained with respect to such series for a period of 90 days after the date on which written notice of such failure, requiring the Corporation to remedy the same, shall have been given to the Corporation by the Trustee, or to the Corporation and the Trustee by the Holders of at least 25% in aggregate principal amount of the Debentures of such series at the time outstanding; or

    (e) the entry of an order for relief in respect of any petition filed against the Corporation under the Federal Bankruptcy Act, or the entry of a decree or order by a court having competent jurisdiction in the premises in respect of any petition filed or action taken against the Corporation looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future federal or state statute, law or regulation, resulting in the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or of any substantial part of its property, or resulting in the winding-up or liquidation of its affairs, all without the consent or acquiscence of the Corporation, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days; or

    (f) the filing of a petition for relief under the Federal Bankruptcy Act by the Corporation, or the consent, acquiescence or taking of any action by the Corporation in support of a petition filed by or against it looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future federal or state statute, law or regulation, or the appointment with the consent of the Corporation, of any receiver, liquidator, custodian, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Corporation in furtherance of any such action.

        In case one or more Events of Default shall have occurred and be continuing, then in each such case, unless the principal of all of the Applicable Debentures (as hereinafter defined) shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Applicable Debentures then outstanding hereunder, by notice in writing to the Corporation (and to the Trustee if given by Holders of the Applicable Debentures), may declare the principal amount (or if the Applicable Debentures are Original Issue Discount Debentures, such portion of the principal amount as may be specified in the terms of that series) of all the Applicable Debentures to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Applicable Debentures contained to the contrary notwithstanding. The term "Applicable Debentures" shall mean the Debentures of a series with respect to which an Event of Default shall have occurred and be continuing; provided, however, that in no event shall the term "Applicable Debentures" include Debentures of more than one series, except with respect to an Event of Default under subsections (e) or (f) of this Section 501. and except that for purposes of
    Section 501(d), any covenant or agreement on the part of the Corporation contained in this Indenture which is not limited to a series of Debentures shall be in respect of all series of Debentures, unless otherwise specifically provided with respect to a particular series of Debentures by the action of the Pricing Committee authorizing such series of Debentures. Any declaration pursuant to this Section 501 is, however, subject to the condition that if, at any time after the principal of Applicable Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Applicable Debentures and the principal of and premium, if any, on all Applicable Debentures which shall have become due otherwise than by acceleration, with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Applicable Debentures, or at such other rate as may be provided by the action of the Pricing Committee authorizing such Applicable Debentures, to the date of such payment or deposit, and all sums paid or advances made by the Trustee hereunder and the reasonable compensation, expenses, costs, liabilities and advances of the Trustee, its agents and counsel, and any and all defaults under this Indenture with respect to the Applicable Debentures, other than the non-payment of principal of and accrued interest on Applicable Debentures which shall have become due by acceleration, shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Applicable Debentures then Outstanding, by written notice to the Corporation and to the Trustee, may waive all defaults related to such Applicable Debentures and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

        In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation and the Trustee shall continue as though no such proceedings had been taken.

        SECTION 502. Payment of Debentures on Default: Suit Therefor.

        The Corporation covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the

    Debentures as and when the same shall have become due and payable, whether at Stated Maturity of the Debentures or upon redemption or by declaration or otherwise (except if default shall be made in the making of any payment for a sinking, purchase or analogous fund) or (c) in case default shall be made in the making of any payment for a sinking, purchase or analogous fund provided for in respect of any of the Debentures as and when the same shall become due and payable and continue for a period of 30 days, then, upon demand of the Trustee, the Corporation will pay to the Trustee, for the benefit of the Holders of such Debentures and the holders of any Coupons appertaining thereto, the whole amount that then shall have become due and payable on all such Debentures and Coupons for principal of, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by such Debentures or at such other rate as may be provided by the action of the Pricing Committee authorizing such Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the advances, costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

        In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on such Debentures and collect in the manner provided by law out of the property of the Corporation or any other obligor on such Debentures wherever situated the moneys adjudged or decreed to be payable.

        In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor on the Debentures under the Federal Bankruptcy Act or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Corporation or such other obligor, or in the case of any similar judicial proceedings relative to the Corporation or other obligor upon the Debentures of any series, or to the creditors or property of the Corporation or such other obligor, the Trustee, irrespective of whether the principal of the Debentures of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provision of this Section 502, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, if the Debentures of such series are Original Issue Discount Debentures, such portion of the principal amount as may be specified in the terms of such series) and interest owing and unpaid in respect of the Debentures of any series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, costs, liabilities and advances of the Trustee, its agents and counsel) and of the Holders of Debentures of any series and the Holders of any Coupons appertaining thereto, allowed in such judicial proceedings relative to the Corporation or any other obligor on the Debentures of any series, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it, its agents and counsel for compensation, costs, advances and expenses incurred by it or them up to the date of such distribution.

        All rights of action and of asserting claims under this Indenture, or under any of the Debentures of any series, may be enforced by the Trustee without the possession of any of the Debentures of such series, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Debentures of such series and the Holders of any Coupons appertaining thereto.

      SECTION 503. Application of Moneys Collected by Trustee

      Any moneys collected by the Trustee with respect to a series of Debentures shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debentures of such series and any Coupons appertaining thereto, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

            FIRST: To the payment of costs, advances and expenses and reasonable compensation of the Trustee, its agents and counsel, and of all other expenses and liabilities incurred by the Trustee except as a result of its negligence or bad faith;

            SECOND: In case the principal of the Outstanding Debentures of such series shall not have become due and be unpaid, to the payment of interest on the Debentures of such series, in the order of the Maturity of the installments of such interest, with interest (to the extent permitted by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate or (in the case of Original Issue Discount Debentures) yield to maturity borne by such Debentures, such payments to be made ratably to the persons entitled thereto:

            THIRD: In case the principal of the outstanding Debentures of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures of such series for principal of, premium, if any, and interest, with interest on the overdue principal and premium, if any and (to the extent permitted by law and to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate or (in the case of Original Issue Discount Debentures) yield to maturity borne by the Debentures of such series; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures of such series, then to the payment of such principal of, premium, if any, and interest without preference or priority of principal of, and premium, if any, over interest or of interest over principal of, and premium, if any, or of any installment of interest over any other installment of interest or of any Debenture of such series over any other Debenture of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

            FOURTH: To the payment of the remainder, if any, to the Corporation, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

      SECTION 504. Proceedings by Holders

      No Holder of any Applicable Debenture of any series or Holder of any Coupon appertaining thereto shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, in each case with respect to an Event of Default related to such Applicable Debentures or Coupons, unless such Holder previously shall have given to the Trustee written notice of default with respect to the Applicable Debentures of such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Applicable Debentures with respect to such Event of Default then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the Holder of every Debenture of a series and by the Holder of each Coupon appertaining thereto with every other Holder of a Debenture of such series or Holder of any Coupon appertaining thereto and the Trustee, that no one or more Holders of Debentures of such series or one or more Holders of any Coupons appertaining thereto shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of such Debentures or any other holders of such Coupons, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debentures of such series and all the Holders of any Coupons appertaining thereto.

      Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Debenture and the right of the Holder of any Coupon appertaining thereto, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on such Debenture or Coupon, on or after the respective due dates expressed therein, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

      SECTION 505. Proceedings by Trustee.

      In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 506. Remedies Cumulative and Continuing.

      All powers and remedies given by this Article Five to the Trustee or to the Holders of Debentures of any series or to the Holders of any Coupons appertaining thereto shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Debentures of such series or to the Holders of such Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Debentures of a series or of any Holder of any such Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 504, every power and remedy given by this Article Five or by law to the Trustee or to such Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by such Holders.

      SECTION 507. Direction of Proceedings and Waiver of Defaults by Majority of Holders.

      The Holders of a majority in aggregate principal amount of the Debentures of any series at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Debentures of such series; provided, however, that the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustee, executive committee, or a trustee committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustees in personal liability. Prior to any declaration accelerating the Maturity of the Applicable Debentures of any series or all series, as the case may be, the Holders of a majority in aggregate principal amount of such Applicable Debentures at the time outstanding may on behalf of the Holders of all of such Applicable Debentures and the Holders of all Coupons, if any, appertaining thereto waive any past default or Event of Default hereunder with respect to such Applicable Debentures and its consequences except a default in the payment of the principal of, premium, if any, or interest on such Applicable Debentures or in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each such outstanding Applicable
Debenture affected. Upon any such waiver the Corporation, the Trustee, the Holders of such Applicable Debentures and the Holders of all Coupons, if any, appertaining thereto shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 507, said default or Event of Default shall for all purposes of such Applicable Debentures and Coupons and this Indenture be deemed to have been cured and to be not continuing.

      SECTION 508. Notice of Defaults.

      The Trustee shall, within 90 days after occurrence of a default with respect to the Debentures of any series, mail to all Holders of Debentures of such series in the manner and to the extent provided in Section 703(d) notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for purpose of this Section 508 being hereby defined to be any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debentures of such series); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Debentures of such series, or in the making of any payment for a sinking, purchase or analogous funds with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of such series.

      SECTION 509. Undertaking to Pay Costs.

      All parties to this Indenture agree, and each Holder of any Debenture and each Holder of any Coupon, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 509 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Applicable Debentures of any series or all series, as the case may be. Outstanding, or to any suit instituted by any Holder of any series for the enforcement of the payment of the principal of, premium, if any, or interest on any Debenture of such series on or after the due date expressed in such Debenture.

      SECTION 510. Waiver of Stay or Extension Laws.

      The Corporation covenants and agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or performance of this Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

                                 ARTICLE SIX

                                 THE TRUSTEE

      SECTION 601. Certain Duties and Responsibilities.

      (a) Except during the continuance of an Event of Default.

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default with respect to any series of Debentures has occurred and is continuing, the Trustee shall with respect to the Applicable Debentures exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Applicable Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, under this Indenture.

      (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 602. Notice of Defaults.

            Within 90 days after the occurrence of any default hereunder with respect to the Debentures of any series, the Trustee shall transmit to the Holders of Applicable Debentures, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Debenture of any series, or in the making of any payment for a sinking, purchase or analogous fund with respect to any series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of such series; and provided, further, that in the case of any default of the character specified in Section 501(d) with respect to Debentures of such series, no such notice to Holders of Debentures of any series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debentures of such series.

      SECTION 603. Certain Rights of Trustee.

      Except as otherwise provided in Section 601:

                (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter by proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond. Debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney; and

                (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

      SECTION 604. Not Responsible for Recitals or Issuance of Debentures.

      The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures or Coupons. The Trustee shall not be accountable for the use or application by the Corporation of Debentures or the proceeds thereof.

      SECTION 605. May Hold Debentures.

      The Trustee, any Paying Agent, Debenture Registrar or other agent of the Corporation or the Trustee, in its individual or any other capacity, may become the owner or pledge of Debentures or Coupons and, subject to Sections 608 and 613, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Paying Agent, Debenture Registrar or such agent.

      SECTION 606. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation.

      SECTION 607. Compensation and Reimbursement.

      The Corporation agrees

             (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. As security for the performance of the obligations of the Corporation under this Section, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debentures or the Holders of particular Coupons.

      SECTION 608. Disqualification; Conflicting Interests.

      (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section with respect to Debentures of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to Debentures of any series in the manner and with the effect hereinafter specified in this Article.

      (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to the Holders in the manner and to the extent provided in Section 703(d).

      (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to Debentures of any series if

            (1) the Trustee is trustee under this Indenture with respect to the Outstanding Debentures of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the

      Corporation or its subsidiaries are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture; provided that there shall be excluded from the operation of this paragraph (1): (A) the indenture dated April 1, 1966 between Allied Corporation (under its former name Allied Chemical Corporation) and The Chase Manhattan Bank (National Association) pursuant to which Allied Corporation's 5.20% Debentures due November 1, 1991 were issued; (B) the indenture dated September 1, 1971 between Allied Corporation (under its former name Allied Chemical Corporation) and The Chase Manhattan Bank (National Association) pursuant to which Allied Corporation's 7 7/14% Debentures due September 1, 1996 were issued; (C) the indenture dated as of October 1, 1983, between Allied Corporation and The Chase Manhattan Bank (National Association) as amended by a First Supplemental Indenture dated as of August 15, 1984 pursuant to which Allied Corporation's 12 1/2% Sinking Fund Debentures Due 2009 and Zero Coupon Serial Bonds Due 1985-2009 were issues; (D) the indenture dated as of May 15, 1980, between The Bendix Corporation and Morgan Guaranty Trust Company of New York, as Trustee, and as amended by the First Supplemental Indenture dated as of May 30, 1984, among Allied Corporation, The Bendix Corporation and Morgan Guaranty Trust Company of New York, as Trustee, and as amended by the Second Supplemental Indenture dated as of April 1, 1985, between Allied Corporation and The Chase Manhattan Bank (National Association), pursuant to which The Bendix Corporation's 11.20% Sinking Fund Debentures Due 2005 were issued; (E) Equipment Trust Agreement (Series 5), dated as of April 1, 1974 between Pullman Rail Leasing Inc. and The Chase Manhattan Bank (National Association) as Trustee, as amended by the Supplemental Agreement to the Equipment Trust Agreement (Series 5), dated as of February 26, 1981, among Pullman Leasing Company, Pullman Rail Leasing Inc. and The Chase Manhattan Bank (National Association) as Trustee; (F) Equipment Trust Agreement (Series 4) dated as of April 1, 1973, between Pullman Transport Leasing Company and The Chase Manhattan Bank (National Association) as Trustee; and (G) this Indenture with respect to the Debentures of any series other than that series or any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Corporation are outstanding, if

            (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under TIA, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of TIA that differences exist between the provisions of this Indenture with respect to Debentures of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Debentures of that series and one or more other series and such other indenture or indentures, or

            (ii) the Corporation shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Debentures of that series and one or more other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures with respect to Debentures of that series and such other series or such other indenture or indentures:

            (2) the Trustee or any of its directors or executive officers is an obligor upon the Debentures or an underwriter for the Corporation;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Corporation or an underwriter for the Corporation;

            (4) the Trustee or any of its directors or executive officers is a director, office, partner, employee, appointee or representative of the Corporation, or of an underwriter (other than the Trustee itself) for the Corporation who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Corporation but may not be at the same time an executive officer of both the Trustee and the

      Corporation; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Corporation; and (iii) the Trustee may be designated by the Corporation or by any underwriter for the Corporation to act in the capacity of transfer, agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise:

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Corporation or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Corporation or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such person;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Corporation not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Corporation;

            (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Corporation;

            (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Corporation; or

            (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Corporation fails to make payment in full of the principal of or interest, if any, on any of the Debentures when and as the same becomes due and payable and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of the Subsection.

            The specification of percentages in paragraphs (5) to (9) inclusive, of this Subsection, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

            For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence or indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

      (D) For the purpose of this Section:

            (1) The term "underwriter" when used with reference to the Corporation means every person who, within three years prior to the time as of which the determination is made, has purchased from the Corporation with a view to, or has offered or sold for the Corporation in connection with, the distribution of any security of the Corporation outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

            (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5) The term "Corporation" means any obligor upon the Debentures.

            (6) The term "executive officer" means the chairman of the board of directors, the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated.

      (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (1) A specified percentage of the voting securities of the Trustee, the Corporation or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the Holder or Holders thereof to case such specified percentage of the aggregate votes which the Holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (3) The term "amount" when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

            (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (iv) securities held in escrow if placed in escrow by the
            issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (5) A security shall be deemed to be of the same class as another security if both securities confer upon the Holder or Holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

      SECTION 609. Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 610. Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

      (b) The Trustee may resign at any time with respect to any one or more or all series of Debentures by giving written notice thereof to the Corporation. If an instrument of acceptance by a successor Trustee with respect to any one or more or all series of Debentures shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Debentures of one or more series (each series voting as a class) or all series, delivered to the Trustee and to the Corporation.

      (d) If at any time:

            (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Corporation or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Corporation by a Board Resolution may remove the Trustee, with respect to any one or more or all series of Debentures or (ii) subject to Section 509, any Holder who has been a bona fide Holder of a Debenture of any series for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Debentures of one or more series, the Corporation, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Debentures of one or more series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures of one or more series shall be appointed by Act of the Holders of a majority in principal amount of the outstanding Debentures of such series delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debentures of such series and supersede the successor Trustee appointed by the Corporation. If no successor Trustee with respect to the Debentures of such series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner hereinafter provided, any Holder of Debentures of such series who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures of such a series.

      (f) The Corporation shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Registered Debentures by first class mail, postage prepaid as their names and addresses appear in the Debenture Register and to all other Debentureholders and Holders of Coupons by publishing notice of such event once in a newspaper of general circulation in New York, New York and London, England. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      SECTION 611. Acceptance of Appointment by Successor.

      In the case of the appointment of a successor trustee with respect to all the Debentures, every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section
607. Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      In case of the appointment hereunder of a successor trustee with respect to the Debentures of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Debentures of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Debentures of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 612. Merger or Consolidation.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered by the

Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture with respect to one or more series of Debentures, any of such Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in such Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      SECTION 613. Preferential Collection of Claims Against Corporation

      (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Corporation within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debentures, the Holders of Coupons and the holders of other indenture securities (as defined in Subsection (c) of this Section);

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four month period and valid as against the Corporation and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Corporation upon the date of such default; and

            (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Corporation and its other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee

            (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Corporation) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distribution made in cash, securities or other property in respect of claims filed against the Corporation in bankruptcy or receivership or in proceedings for reorganization pursuant to Title II of the United States Code, as now constituted or as hereafter amended, or applicable State law;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four month period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within four months; or

            (D) to receive payment on any claim referred to in paragraph (B) or
      (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to create a special account pursuant to this Section, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders of the Debentures, the Holders of the Coupons and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Corporation in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or as hereafter amended, or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Corporation of the funds and property in such special account and before crediting to the respective claims of the Trustee and such Holders and the holders of other indenture securities dividends on claims filed against the Corporation in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or as hereafter amended, or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or as hereafter amended, or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and such Holders and the holders of other indenture securities, in accordance with the provision of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and such Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee which has resigned or been removed after the beginning of such four month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four month period; and

            (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

      (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

            (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this
      Section:

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Corporation; or

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection
      (c)of this Section.

      (c) For the purposes of this Section only:

            (1) The term "default" means any failure to make payment in full of the principal of any of the Debentures or the principal of or interest on the other indenture securities when and as such principal or interest becomes due and payable.

            (2) The term "other indenture securities" means securities upon which the Corporation is an obligor outstanding under any other indenture
      (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and
      (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

            (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Corporation for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Corporation arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

            (5) The term "Corporation" means any obligor upon the Debentures.

                                  ARTICLE SEVEN

             HOLDERS'S LISTS AND REPORTS BY TRUSTEE AND CORPORATION

      SECTION 701. Corporation to Furnish Trustee Names and Addresses of
Holders.

      The Corporation will furnish or cause to be furnished to the Trustee:

            (a) semiannually, not more than 15 days after each regular record date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Debentures as of such regular record date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and consent as of a date not more than 15 days prior to the time such list is furnished.

provided, however, that so long as the Trustee is the Debenture Registrar, no such list shall be required to be furnished but in any event the Corporation shall be required to furnish such information concerning the Holders of Unregistered Debentures which is known to them; provided, further, that the Corporation shall have no obligation to investigate any matter relating to any Holder of an Unregistered Debenture or any Holder of a Coupon.

      SECTION 702. Preservation of Information: Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as reasonably practicable, all information as to the names and addresses of Holders
(1)contained in the most recent list furnished to it as provided in Section 701.(2) received by it in the capacity of Debenture Registrar or Paying Agent(if acting in either such capacity or both) hereunder and (3) filed with the Trustee within the two preceding years pursuant to clause (2) of Section 703(d).

      The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

      (b) If three or more Holders (hereinafter referred to as "applicants")apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other Communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such Application, at its election, either

      (i) afford such applicants access to the information preserved at

      (ii) the time by the Trustee in accordance with Section 702(a), or inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a Written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the Basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application:

      (c) Each and every Holder of the Debentures, by receiving and Holding the same, agrees with the Corporation and the Trustee that Neither the Corporation nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

      Section 703. Reports by Trustee.

      (a) Within 60 days after July 15 each year, commencing with the year 1985, the Trustee shall transmit by mail to all Holders of the Debentures for which it is acting as Trustee, as provided in Subsection (d) of this Section, a brief report dated as of such reporting date with respect to:

            (1) its eligibility under Section 609 and its qualifications under
      Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written Statement to such effect:

            (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Debentures outstanding on the date of such report:

            (3) the amount, interest rate and maturity date of all other indebtedness owning by the Corporation (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

             (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

             (5) any additional issue of Debentures which the Trustee has not previously reported; and

             (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit to the Holders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debentures outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to the Holders of the Debentures, be filed by the Trustee with each stock exchange upon which the Debentures are listed, and also with the Commission. The Corporation will notify the Trustee when the Debentures are listed on any stock exchange.

     (d) Reports pursuant to this Section shall be transmitted by mail:

           (1) to all Holders of Registered Debentures as the names and addresses of such Holders appear in the Debenture Register;

           (2) to such other Holders of Debentures as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

           (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

      SECTION 704. Reports by Corporation

      The Corporation will

            (1) file with the Trustee, within 15 days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or if the corporation is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit to the Holders, within 30 days after the filing thereof with the Trustee, and in the manner and to the extent provided in Section 703(d) with respect to reports pursuant to Section 703(a), such summaries of any information, documents and reports required to be filed by the Corporation pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      Section 801. Corporation May Consolidate, Etc., Only on Certain Terms

      The Corporation shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

            (1) the corporation formed by such consolidation or into which the Corporation is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Corporation substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal interest, if any, on all the Debentures and the performance of every covenant of this Indenture on the part of the Corporation to be performed or observed;

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which after notice or lapse of time, or both, would become and Event of Default, shall have happened and be continuing; and

            (3) the Corporation has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease a111nd such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      If, upon any consolidation or merger of the Corporation with or into any other corporation, or upon any sale or conveyance of all or substantially all the property of the Corporation to any other corporation, any of the property of the Corporation or of any other Subsidiary owning Restricted Property would thereupon become subject to any mortgage, lien or pledge, the Corporation, prior to or simultaneously with such consolidation, merger, sale or conveyance, will secure the Debentures Outstanding hereunder, equally and ratably with any other obligations of the Corporation or any Subsidiary owning Restricted Property then entitled thereto, by direct lien on all such property prior to all liens other than any theretofore existing thereon.

      Section 802. Successor Corporation Substituted.

      Upon any consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Corporation substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Corporation is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor corporation had been named as the Corporation herein; and in the event of any such conveyance or transfer (but not lease), the Corporation (which term for this purpose shall mean the Person named as the "Corporation" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article) shall be discharged from all obligations and covenants under the Indenture and may be dissolved and liquidated.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      Section 901. Supplemental Indentures without Consent of Holders

      Without the consent of any Holders, the Corporation, when authorized by action of the Board of Directors or, for the purposes of clause (3) below, by the Pricing Committee, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another corporation to the Corporation, and the assumption by any such successor of the covenants of the Corporation herein and in the Debentures contained;

      (2) to add to the covenants of the Corporation, for the benefit of the Holders of debentures of all or any series, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Corporation.

      (3) to set forth the terms of the Debentures of any additional series;

      (4) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Debentures of any series or the Holders of any Coupons;

      (5) or to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debentures of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 611.

      SECTION 902. Supplemental Indentures with Consent of Holders

      With the consent of the Holders of a majority in principal amount of the outstanding Debentures of each series, if any, to be affected (voting as a class), by Act of said Holders delivered to the Corporation and the

Trustee, the Corporation, when authorized by action of the Pricing Committee, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of each series to be affected (voting as a class) under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby.

            (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debenture, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any Debenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption date),

            (2) or reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this indenture or certain defaults hereunder and their consequences) provided for in this indenture,

            (3) or modify any of the provisions of this section or Section 507, except to increase any such percentage or to provide that certain other provisions of this indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby. It shall not be necessary for any act of Holders under this section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

      SECTION 903. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The

Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 904. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures and every Holder of Coupons theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 905. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

      SECTION 906. Reference in Debentures to Supplemental Indentures.

      Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                 ARTICLE TEN

                                  COVENANTS

      SECTION 1001. Payment of Principal, Premium and Interest.

      With respect to each series of Debentures, the Corporation will duly and punctually pay the principal of, premium, if any, and interest, if any, on the Debentures of such series in accordance with the terms of the Debentures of such series, any Coupons appertaining thereto and this Indenture. The interest on Unregistered Debentures shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Debenture shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to the other installments of interest, if any, only upon presentation of such Debentures for notation thereon of the payment of such interest.

      SECTION 1002. Maintenance of Office or Agency.

      The Corporation will maintain an office or agency in each Place of Payment for any series of Debentures to the extent necessary to enable the Corporation to comply with its obligations under the Debentures and this Indenture, where Debentures of such series and any Coupons appertaining thereto may be presented or surrendered for payment (except that payment will be made only as provided in the Debentures and in this Indenture). The Corporation will also maintain an office or offices or an agency or agencies where the Debentures of any series may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the Debentures of such series and any Coupons appertaining thereto and this Indenture may be served. The Corporation will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Corporation shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Corporation hereby appoints the Trustee its agent to receive all such presentation surrenders, notices and demands.

      SECTION 1003. Money for Debenture Payments To Be Held in Trust.

      If the Corporation shall at any time act as its own Paying Agent for any series of Debentures and any Coupons appertaining thereto, it will, on or before each due date of the principal of, premium, if any, or interest on, any of the Debentures of such series, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal of, premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Corporation shall have one or more Paying Agents for any series of Debentures, it will, on or before one Business Day prior to each due date of the principal of, premium, if any, or interest on, any Debentures of such series with respect to Paying Agents located outside the United States, and on or before each such due date with respect to Paying Agents located in the United States, deposit with such Paying Agents a sum sufficient to pay the principal of, premium, if any, or interest, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.

      The Corporation will cause each Paying Agent for any series of Debentures other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this section, that such Paying Agent will

            (1) hold all sums held by it for the payment of principal of, premium, if any, or interest on Debentures of such series in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the Debentures of such series) in the making of such payment of principal of, premium, if any, or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of, premium, if any, or interest on any Debenture of any series and remaining unclaimed for 3 years after such principal of, premium, if any, or interest has become due and payable shall be paid to the Corporation on Corporation Request, or (if then held by the Corporation) shall be discharged from such trust; and the Person entitled to such money shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof (and, in the case of Unregistered Securities, such payment to be made only at such place or place or places specified pursuant to Section 302), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease.

      SECTION 1004. Statement as to Compliance.

      The Corporation will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, the President, or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary of the Corporation, stating that

            (1) a review of the activities of the Corporation during such year and of performance under this Indenture has been made under his supervision, and

            (2) to the best of his knowledge, based on such review, (a) the Corporation has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under clause (d) of Section 501, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

      SECTION 1005. Limitation on Mortgages.

      The Corporation covenants and agrees that, so long as any of the Debentures shall be Outstanding, neither it nor any Subsidiary owning Restricted Property will issue, assume or guarantee any Debt secured by Mortgages upon any Restricted Property, without effectively providing that the Outstanding Debentures shall be secured equally and ratably with such Debt so long as such Debt shall be so secured, except that the foregoing provisions shall not apply to:

            (a) Mortgages affecting property of the Corporation in effect as of the date hereof or of a corporation existing at the time it becomes a Subsidiary or at the time it is merged into or consolidated with the Corporation or a Subsidiary;

            (b) Mortgages on property existing at the time of acquisition thereof or incurred to secure payment of all or part of the purchase price thereof or to secure Debt incurred prior to, at the time of or within 24 months after acquisition thereof for the purpose of financing all or part of the purchase price thereof;

            (c) Mortgages on property to secure all or part of the cost of exploration, drilling or development thereof or (in the case of property which is, in the opinion of the Board of Directors, substantially unimproved for the use intended by the Corporation) all or part of the cost of improvement thereof, or to secure Debt incurred to provide funds for any such purpose;

            (d) Mortgages which secure only Debt owing by a Subsidiary to the Corporation or a Subsidiary;

            (e) Mortgages in favor of the United States of America, any State, any foreign country, or any department, agency, instrumentality, or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of constructing or improving the property subject thereto, including, without limitation, Mortgages to secure Debt of the pollution control or industrial revenue bond type; or

            (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (e) inclusive or of any Debt secured thereby, provided that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Mortgage shall be limited to all or part of the property which secured the Mortgage extended, renewed or replaced (plus improvements on such property).

Notwithstanding the foregoing provisions of this Section 1005, the Corporation and any one or more Subsidiaries owning Restricted Property may issue, assume or guarantee Debt secured by Mortgages which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with the aggregate outstanding principal amount of all other Debt of the Corporation and its Subsidiaries owning

Restricted Property which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (a) to (f) inclusive above) and the aggregate Value of the Sale and Lease-Back Transactions in existence at such time (not including Sale and Lease-Back Transactions as to which the Corporation has complied with Section 1006 (b), does not at any one time exceed 10% of the Consolidated Net Tangible Assets of the Corporation and its consolidated Subsidiaries.

      The following types of transaction, among others, shall not be deemed to create Debt secured by Mortgages:

            (1) the sale or other transfer of oil, gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or such minerals, or the sale or other transfer of any other interest in property of the character commonly referred to as a production payment, and

            (2) Mortgages required by any contract or statute in order to permit the Corporation or a Subsidiary to perform any contract or subcontract made by it with or at the request of the United States of America, any State, any foreign country or any department, agency or instrumentality of any of the foregoing.

      SECTION 1006. Limitation on Sale and Lease-Back.

      The Corporation covenants and agrees that neither it nor any Subsidiary owning Restricted Property will enter into any Sale and Lease-Back Transaction unless either:

            (a) the Corporation or such Subsidiary owning Restricted Property would be entitled, pursuant to the provisions of Section 1005, to incur Debt in a principal amount equal to or exceed the Value of such Sale and Lease-Back Transaction, secured by Mortgages on the property to be leased, without equally and ratably securing the Outstanding Debentures, or

            (b) the Corporation (and in any such case the Corporation covenants and agrees that it will do so) during the four months immediately following the effective date of such Sale and Lease-Back Transaction (whether made by the Corporation or a Subsidiary owning Restricted Property) applies or causes to be applied to the voluntary retirement of Funded Debt an amount equal to the Value of such Sale and Lease-Back Transaction.

      For purposes of Section 1005 and this Section 1006, the term "Value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, an amount equal to the greater of (1) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the fair value in the opinion of the Board of Directors of such property at the effective date of such Sale and Lease-Back Transaction, in either case divided by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

      SECTION 1007. Waiver of Certain Covenants.

      Anything in this Indenture to the contrary notwithstanding, the Corporation may fail or omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 and 1006 if the Corporation shall have obtained and filed with the Trustee evidence, by Act of the Holders, of the consent of the Holders of a majority in principal amount at Stated Maturity of the Debentures of each series to the affected at the time Outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not in terms waived or impair any right consequent thereon.

                                 ARTICLE ELEVEN

                            REDEMPTION OF DEBENTURES

      SECTION 1101. Reservation of Right to Redeem

      With respect to any particular series of Debentures, the Corporation may reserve the right to redeem and pay before Maturity all or any part of the Debentures of such series at such time or times, and from time to time, on such terms, as the Pricing Committee may determine and as shall be expressed or referred to in the Debentures of such series when issued.

      SECTION 1102. Election To Redeem.

      In case the Corporation shall desire to exercise such right to redeem all, or, as the case may be, any part of any particular series of Debentures in accordance with the right reserved so to do, it shall give notice of such redemption to the Holders of the Debentures to be redeemed by giving notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption in the manner provided in Section 106. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure duly to give notice or any defect in the notice, to the Holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

      Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Debentures are to be redeemed, and shall state the place or places of payment (which shall be the office or agency to be maintained by the Corporation for that purpose), that payment will be made upon presentation and surrender of such Debentures and that, unless otherwise specified in such notice, Unregistered Coupon Debentures, if any, surrendered for payment must be accompanied by all Coupons maturing subsequent to the redemption date, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debentures are to be redeemed, the notice shall specify the Debentures to be redeemed. In case any Debenture is to be redeemed in part only, the notice which relates to such Debenture shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture and any Coupons appertaining thereto, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Debentures providing appropriate space for such notation, at the option of the Holder the Trustee, in lieu of delivering a new Debenture or Debentures as aforesaid, will make a notation on such Debenture of the payment of the redeemed portion thereof.

      Prior to the redemption date specified in any notice of redemption given as provided in this Section 1102, the Corporation will deposit with the Trustee an amount of money sufficient to redeem on the redemption date all the Debentures so called for redemption and then Outstanding at the appropriate redemption price, together with (unless the redemption date shall be an interest payment date) accrued interest to the date fixed for redemption

      If less than all the Debentures are to be redeemed, the Corporation shall give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Debentures to be redeemed, and thereupon the Trustee shall select the particular Debentures to be redeemed as a whole or in part and shall thereafter promptly notify the Corporation in writing of the particular Debentures or portions thereof to be redeemed. In the discretion of the Trustee, the Debentures to be redeemed may be selected in such manner as the Trustee deems appropriate and fair.

      SECTION 1103. Debentures Payable on Redemption Date.

      If the giving of notice of redemption shall have been completed as provided in Section 1102 or 1104, the Debentures, or portions of Debentures specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Corporation shall default in the payment of such Debentures at the redemption price, together with any interest accrued to said date) interest on the Debentures or portions of Debentures so called for redemption shall cease to accrue. On presentation and surrender of such Debentures at said place of payment in said notice specified, said Debentures or the specified portions thereof shall be paid and redeemed by the Corporation at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption.

      Upon presentation of any Debenture redeemed in part only and the Coupons appertaining thereto, the Corporation shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Corporation, a new Debenture or Debentures and the Coupons appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Debenture so presented, or, in the case of Debentures providing appropriate space for such notation, at the option of such holder the Trustee, in lieu of delivering a new Debenture or Debentures as aforesaid, shall make a notation thereon of the payment of the portion of the principal of such Debenture called for redemption.

      SECTION 1104. Sinking Fund.

      (a) Any particular series of Debentures may be subject to redemption by operation of a mandatory or optional sinking fund on such terms as the Pricing Committee may determine in accordance with Section 301 and as shall be expressed or referred to in the Debentures of such series when issued.

      (b) To the extent that the Corporation may, prior to any date on which a mandatory sinking fund obligation is to be performed, (i) redeem and pay Debentures or (ii) otherwise purchase and deliver to the Trustee Debentures (other than those previously called for redemption) as and for a sinking fund for the retirement of any particular series of Debentures, the Corporation shall, at its option, be entitled to a credit against its future mandatory sinking fund obligations equal to the principal amount of Debentures so redeemed and paid or purchased and delivered. Such credit may be applied by the Corporation in whole or in part, in respect of any mandatory sinking fund obligation and, until completely applied as aforesaid, such credit shall continue to be available for application against any mandatory sinking fund obligation.

      (c) On or before 60 days prior to any date on which a mandatory sinking fund obligation is to be performed, the Corporation will deliver to the Trustee an Officers' Certificate specifying the portions of the next ensuing sinking fund payment which are to be satisfied by payment of cash, by delivery of Debentures or by crediting Debentures, and will also deliver to the Trustee the Debentures to be so delivered. Such Officers' Certificate shall also state that the Debentures forming the basis of any such credit do not include any Debentures which have been redeemed through the operation of a mandatory sinking fund as provided in Subsection (a) above or previously credited against any sinking fund payment. The Trustee shall, upon the receipt of such Officers' Certificate, select the Debentures to be redeemed upon the next ensuing sinking fund payment date, in the manner specified in Section 1102 and notice of the redemption thereof shall be given in the manner provided in that Section. Such notice having been duly given, the redemption of such Debentures shall be made upon the terms and in the manner stated in Section 1103.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    ALLIED-SIGNAL INC.,

                                    By
                                          Vice President and Treasurer
Attest:
            Assistant Secretary
                                    THE CHASE MANHATTAN BANK
                                    (NATIONAL ASSOCIATION)
(SEAL)
                                    By
                                          Vice President
Attest:
            Assistant Secretary

STATE OF NEW JERSEY             )
                                )   ss:
COUNTY OF MORRIS                )

      On this ____ day of __________________, before me, a notary public in and for said State, personally appeared ______________, known to me to be the Vice President and Treasurer of ALLIED-SIGNAL INC., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation exceeded the within instrument pursuant to its By-laws or a resolution of its Board of Directors.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                        NOTARY PUBLIC
                        STATE OF NEW JERSEY
                        My Commission Expires:

STATE OF NEW YORK       )
                        )     ss:
COUNTY OF YORK          )

On this ____ day of ___________, before me, a notary public in and for said State, personally appeared _________________, known to me to be the Vice President of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation exceeded the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          NOTARY PUBLIC
                                          STATE OF NEW YORK
                                          My Commission Expires:

                                                                       EXHIBIT A

                           [FORM OF FACE OF DEBENTURE]
                               ALLIED-SIGNAL INC.
                                   % Debenture
                                       Due

$1,000                                          No.

      ALLIED-SIGNAL INC., a Delaware corporation (hereinafter called the "Corporation," which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to the
registered holder hereof, on                                      the sum of
$1,000 and to pay interest thereon, from the date hereof, semiannually
on             and                at the rate of                          .
Payment of the principal of, premium, if any, and interest on this Debenture will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, provided that the interest may be paid, at the option of the Corporation, by check mailed to the address of the person entitled thereto as such address shall appear on the register of the Corporation.

         This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee.

      The provisions of this Debenture are continued on the reverse hereof, and the provisions there set forth shall for all purposes have the same effect as if set forth at this place.

      IN WITNESS WHEREOF, the Corporation has caused this Debenture to be duly executed under its corporate seal.

Dated:
                                ALLIED-SIGNAL INC.,

                                By
                                    Vice President and Treasurer

Attest:
                  Secretary

      This debenture is one of a duly authorized issue of debentures of the
Corporation designed as its              % Debentures due              ,
(hereinafter called the "Debentures"), limited in aggregate principal amount to
$              issues and to be issued under an indenture dated October 1, 1985
(hereinafter called the "Indenture"), between the Corporation and as trustee (hereinafter called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Corporation, the Trustee and the Holders of the Debentures and the terms upon which the Debentures are, and are to be, authenticated and delivered.

      If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Debentures under the Indenture at any time by the Corporation with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

      No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the times, place, and rate, and the coin or currency, herein prescribed.

      This Debenture shall be registered upon issuance at the office of agency of the Corporation, such registration being noted hereon. While registered as aforesaid, this Debenture shall be transferable on the Debenture Register of the Corporation by the registered Holder hereof, upon like presentation of this Debenture for notation of such transfer hereon, accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Debenture Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, all as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any registration or transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Debentures are issuable as registered Debentures without coupons in the denominations of $1,000 and any other multiple of $1,000 authorized by the Corporation, such authorization to be conclusively evidenced by the execution thereof. At the designated office or agency of the Corporation in the Borough of Manhattan, the City of New York, and in the manner, subject to the limitations and upon payment of the charges provided in the Indenture. Debentures may be exchanged for a like aggregate principal amount of registered Debentures of other authorized denominations.

            The Debentures are subject to redemption at the option of the Corporation (otherwise than for the sinking fund hereinafter referred to), as a whole at any time, or in part from time to time, upon at least thirty days' prior written notice, at the following redemption prices (expressed in percentages of principal amount), together with interest accrued thereon to the date fixed for redemption:


                  If redeemed             If redeemed
                  during year             during year
                  beginning               beginning
                  ---------               ---------




provided, however, that Debentures may not be so redeemed prior to             ,
directly or indirectly from or in anticipation of moneys borrowed at an interest cost (calculated in accordance with generally accepted financial
practice) of lessthan                   per annum.

      The Debentures are also subject to redemption in part, pursuant to the
terms of the sinking fund provided in the Indenture, on               and on
each               thereafter to and including               on notice as set
forth above, at the principal amount thereof, together with accrued in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

            The obligation of the Corporation to the Holder hereof to pay principal of and interest on this Debenture and all rights and privileges of he Holder to receive said payments shall be governed by, and construed in accordance with, the laws o the State of New York, without giving effect to the principles of conflict of laws thereof.

                     [Original Issue Discount Debenture]
                          Form of Face of Debenture:
                              ALLIED-SIGNAL INC.

            For purposes of Section 1232 and Section 1232A of the Internal
Revenue Code of 1954, as amended, the issue price of this Debenture is      % of
its principal amount at Stated Maturity set forth below and the issue date
is              .

                    ORIGINAL ISSUE DISCOUNT DEBENTURE DUE

No. _______________                                          $__________________

      ALLIED-SIGNAL INC., a Delaware corporation (hereinafter called the "Corporation," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay
                 or         registered assigns, the principal sum
of               dollars on             and to pay interest semi-annually
on         and            commencing
             on said principal sum at the rate per annum specified in the title of this Debenture to the Holder hereof (as defined in the Indenture referred to on the reverse hereof) as of the close of business on the last day of the calendar month preceding the calendar month in which an interest payment is due,
except as otherwise provided in said Indenture, from the                 or
the                 as the case may be, next preceding the date of this

Debenture to which interest has been paid on then Outstanding Debentures (unless
the date hereof is a               or               to which interest has been
paid, in which case from the date of this Debenture, or unless the date hereof is prior to the payment of any interest on the Debentures, in which case from the date of the first Debenture authenticated under said Indenture, or unless
the date hereof is after any               or               as the case may be,
and prior to the following               or,               in which case (except
for Debentures issued on original issue) from such               or, provided,
however, that if the Corporation shall default in the payment of interest on
such               or               then from the next preceding or
              to which interest has been paid, or if no interest has been paid on the Debentures from the date of the first Debenture authenticated under said Indenture) until payment of said principal sum has been made or duly provided for. Payment hereunder of both principal and interest will be made net of any applicable withholding taxes. Payment of the principal of and interest on this Debenture will be made at the offices or agencies of the Corporation maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, that the interest may be paid, at the option of the Corporation, by check mailed to the address of the person entitled thereto as such address shall appear on the register of the Corporation.

      Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under said Indenture, this Debenture shall not be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Corporation has caused this Debenture to be duly executed under its corporate seal.
Dated:

                                    ALLIED-SIGNAL INC.,

                                    By
                                    Vice President and Treasurer

Attest:
                  Secretary

                          Form of Reverse of Debenture.
                               ALLIED-SIGNAL INC.
                      ORIGINAL ISSUE DISCOUNT DEBENTURE DUE

      This Debenture is one of a duly authorized issue of Debentures of the Corporation designated as its Original Issue Discount Debentures Due (herein called the "Debentures"), limited in aggregate principal amount at Stated
Maturity to               issued and to be issued under an Indenture dated as of
              (herein called the "Indenture"), between the Corporation and Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Corporation, the Trustee and the Holders of the Debentures and the terms upon which the Debentures are, and are to be, authenticated and delivered.

      If an Event of Default shall occur, the Trustee or the Holders of not less than 25% in principal amount at Stated Maturity of the Outstanding Debenture may declare to be due and payable an amount of principal equal to the sum of the issue price of the Debenture at its Stated Maturity plus the portion of the original issue discount (as to the Debenture of each Stated Maturity, the difference between the aggregate principal amount of such Debenture at Stated Maturity and their issue price) attributable ratably on a daily basis to the period from the date of original issue of any

Debenture to the date of declaration. Upon any such declaration, such principal, together with accrued interest to the date of declaration, shall become immediately due and payable in the manner and with the effect provided in the Indenture. Upon payment of such amount, all obligations of the Corporation in respect of the payment of the principal of and interest on the Debenture shall terminate.

      The Debentures are subject to redemption at the option of the Corporation, as a whole at any time, or in part from time to time, upon at least 30 days' prior written notice, at a redemption price equal to

      In the event of a redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof shall be issued in the name of the Holder of this Debenture upon its surrender.

      The Indenture permits, with certain expectations as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Debenture under the Indenture at any time by the Corporation with the consent of the Holders of a majority in principal amount at Sated Maturity of the Debenture at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at Stated Maturity of the Debenture at the time Outstanding, on behalf of the Holders of all the Debenture, by written consent to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

      The Indenture entitles Holders to receive annual reports with respect to the Trustee's eligibility and qualifications to serve as trustee.

      No references herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times and rate, and in the coin or currency, herein prescribed, provided, however, that all such payments of principal and interest will be made net of any applicable withholding taxes.

      The Debentures are issuable as registered Debentures without coupons in denominations of $1,000 at Stated Maturity and certain integral multiples thereof authorized by the Corporation, such authorization to be conclusively evidenced by the execution thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount at Stated Maturity of new Debentures of authorized denominations, as requested by the Holder surrendering the same.

      No service charge will be made for any such exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The transfer of this Debenture is registered by the Registered Holder hereof or by his attorney duly authorized in writing at the designated office or agency of the Corporation in the Borough of Manhattan, the City of New York, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture and upon surrender of this Debenture. Upon any such registration of transfer a new Debenture or Debentures, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees in exchange for this Debenture.

      Prior to due presentment for registration of transfer of this Debenture, the Corporation, the Trustee, any Paying Agent and any Debenture Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and, subject to the provisions set forth herein and in the Indenture relating to a record date for the payment of interest, interest due hereon and for all other purposes, and neither the Corporation nor the Trustee nor any Paying Agent nor any Debenture Registrar shall be affected by any notice to the contrary.

      The obligation of the Corporation to the Holder hereof to pay principal of and Interest on this Debenture and all rights and privileges of the Holder to receive said payments shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                       EXHIBIT B
                   [FORM OF FACE OF UNREGISTERED DEBENTURE]

Any United States person who holds this obligation will be subject to limitations under United States income tax laws, including the limitations provided in Section 165(j) and 1287 of the Internal Revenue Code. For Federal income tax purposes, the Issue Price and Original Issue Discount of this Serial
Bond are, respectively,              % and              % of its principal
amount at Stated Maturity set forth below and the Issue Date is              .

                              ALLIED-SIGNAL INC.
                               % DEBENTURE DUE
$1,000

      ALLIED-SIGNAL INC., a Delaware corporation (hereinafter called the "Corporation," which term includes any successor corporation under the indenture hereinafter referred to on the reverse hereof), for value received, hereby promises to pay to the bearer hereof, or if this Debenture be registered as to principal, to the registered owner hereof, the principal sum of ONE THOUSAND DOLLARS ($1,000) in a single installment on the maturity date set forth above (the "Stated Maturity"). The principal of this Debenture shall not bear interest except in the case of a default in the payment of principal, upon acceleration or redemption or at Stated Maturity, and in such case the overdue principal of
this Debenture shall bear interest at the rate of              % per annum
compounded semiannually (to the extent that the payment of such interest shall be enforceable by applicable law), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Payment of the principal of and any such interest on this
Debenture will be made at the principal office of [bank] in               unless
the Corporation shall have otherwise instructed the Trustee as hereinafter provided, and, subject to applicable laws and regulations, in such other place or places outside the United States as are designated by the Corporation, by check drawn upon a bank in The City of New York or, at the option of the holder, by transfer to a United States dollar account maintained by the holder with a bank in The City of New York provided that such transfer to a United States dollar account would not be treated under applicable United States Federal tax law and regulations as a payment within the United States. If at any time a payment of principal of, premium, if any, and interest, if any, on this Debenture shall become due the payment of the amount so payable with respect to this Debenture at the office or offices of all the paying agents then maintained by the Corporation outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment or receipt of such amount in United States currency, then the Corporation may instruct the Trustee to make payments at an office or agency located in the United States. Payment of the principal of, premium, if any, and interest on this Debenture will be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts.

      This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee.

      The provisions of this Debenture are continued on the reverse hereof, and the provisions there set forth shall for all purposes have the same effect as if set forth at this place.

      IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:
                              ALLIED-SIGNAL INC.,

                              By
                              Vice President and Treasurer

Attest:
                  Secretary

                        CERTIFICATE OF AUTHENTICATION

      This is one of the Debentures referred to in the within-mentioned
Indenture.

                  The Chase Manhattan Bank
                  (National Association),
                  as Trustee

                  By
                        Authorized Officer

                 [FORM OF REVERSE OF UNREGISTERED DEBENTURE]

      This Debenture is one of a duly authorized issue of debt securities of the Corporation (hereinafter called the "Debentures"), issued and to be issued under an indenture dated October 1, 1985 (hereinafter called the "Indenture"), between the Corporation and The Chase Manhattan Bank (National Association), as trustee (hereinafter called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Corporation, the Trustee and the Holders of the Debentures. The Debentures may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different sinking, purchase or analogous funds, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Debenture is one of a
series designated as the              % Debentures Due               of the
Corporation (hereinafter called the "Debentures") issued under the Indenture,
limited in aggregate amount to $             . The Debentures are issuable as
bearer Debentures, registerable as to principal, in the denomination specified on the face hereof and as fully registered Debentures in the minimum denomination of $1,000 and any integral multiple thereof. The conditions for exchange of Debentures in bearer form for Debentures in registered form are set forth below.

      If an Event of Default with respect to the Debentures, as defined in the Indenture, shall occur, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debentures then outstanding may declare to be due and payable immediately in the manner and with the effect provided in the Indenture an amount in respect of each Debenture equal to the sum of (i) the Issue Price of such Debenture, (iii) the aggregate of the portions of the Original Issue Discount which shall be added cumulatively each and
             , computed as provided in the next succeeding sentence, and (iii) accrued amortization of Original Issue Discount from the preceding and to the date of declaration, computed as provided in the next succeeding sentence. The portion of the Original Issue Discount added each and in respect of each such semiannual period shall be one-half the Stated Yield (as hereinafter defined) times the amount calculated in accordance
with the immediately preceding sentence at the preceding               or
              and the portion of the Original Issue Discount
added for any shorter period (referred to in clause (iii) above shall be an amount equal to the portion of the Original Issue Discount which would have been
added on the next succeeding               or              , as the case may be,
for the semiannual period preceding such date, times a fraction the numerator of which is the number of days elapsed in such period from the previous
              or              , as the case may be, to the date of declaration
(such number of days being calculated on the basis of a 360-day year, consisting of twelve 30-day months) and the denominator of which is 180. For purposes of this computation, the Issue Price, the Original Issue Discount and the Issue Date are as set forth on the face hereof and the "Stated Yield" of this Debenture means the yield-to-maturity (compounded semiannually and computed in accordance with generally accepted United States bond yield computation principles) of this Debenture measured from the Issue Price and Issue Date to the principal amount and Stated Maturity hereof, as notified by the underwriter of the initial offering of the Debentures to the Trustee. Upon payment of such amount all the Corporation's obligations in respect of the payment of this Debenture shall terminate.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights and obligations of the Corporation and the rights of the Holders of the Debentures under the Indenture at any time by the Corporation with the consent of the Holders of a majority in aggregate principal amount at Stated Maturity of the Debentures of each series to be affected at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at Stated Maturity of the Debentures at the time outstanding on behalf of the Holders of all the Debentures to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

      Except as provided below in the case of defeasance no reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of this Debenture (or any interest on overdue principal) at the times, place, and rate, and in the coin or currency, herein prescribed.

      The Debentures are subject to redemption at the option of the Corporation as a whole at any time, or in part from time to time, upon at least thirty days' prior written notice, all as provided in the Indenture, at the redemption price
of              % of the principal amount thereof at Sated Maturity, without premium.

      Under the terms of the Indenture, the Corporation may satisfy and discharge its obligations with respect to the Debentures by depositing in trust, in a separate trust, with respect to the Debentures of each Stated Maturity, for the holders of the outstanding Debentures an amount in cash or the equivalent in securities of the United States government or government agencies backed by the full faith and credit of the United States government sufficient to provide for the payment of all outstanding Debentures at Stated Maturity (a "defeasance"). In any such event, the Corporation will be released and discharged from its obligations to pay the Debentures at Stated Maturity.

      This Debenture shall pass by delivery unless it is registered as to principal in the owner's name at the corporate trust and agency office of the Trustee and such registration is noted hereon. After such registration, no transfer of this Debenture shall be valid unless made at said office by the registered holder in person or by his attorney duly authorized in writing, and similarly noted hereon, but this Debenture may be discharged from registration by being in like manner transferred to bearer, and thereupon transferability by delivery shall be restored, after which this Debenture may again from time to time be registered or transferred to bearer as before. The bearer of this Debenture or, if this Debenture is registered as herein authorized, the registered Holder hereof, shall be deemed to be and may be treated as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and for all other purposes, and neither the Corporation nor the Trustee nor any Paying Agent nor any Debenture Registrar shall be affected by any notice to the contrary. The Corporation convenants at all times so long as this Debenture shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfers, as aforesaid, of the Debentures and to maintain an office or agency outside the United

States of America for the delivery of bearer Debentures in exchange for fully registered Debentures.

      In the manner and subject to the limitations provided in the Indenture and hereinafter provided, bearer Debentures may be exchanged for a like aggregate principal amount at Stated Maturity of registered Debentures of the same Stated Maturity and of authorized denominations and registered Debentures may be exchanged for a like aggregate principal amount at Sated Maturity of bearer Debentures or of registered Debentures of the same Stated Maturity and of other authorized denominations; provided, however, that (i) no bearer Debenture shall be delivered by the Trustee or any duly appointed authenticating agent within the United States and its possessions, (ii) prior to the Exchange within the United States and its possessions, (ii) prior to the Exchange Date (as defined in the Indenture) no bearer Debentures may be delivered in exchange for registered Debentures and no registered Debentures may be delivered in exchange for definitive bearer Debentures, (iii) principal and any interest on any bearer Debenture shall be paid only at Paying Agencies of the Corporation located outside the United States and (iv) no bearer Debenture shall be delivered in exchange for a registered Debenture unless the person entitled to receive the bearer Debenture shall have delivered to the Trustee or such authenticating agent a certificate in the form required by the Corporation to the effect that no beneficial owner of the bearer Debenture is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States Federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States ("United States person"), or if any such beneficial owner is a United States person, such United States person is a person described in Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1954, as amended and the regulations thereunder, provided that no such bearer Debentures shall be delivered if the Trustee or such authenticating agent shall have, or shall have been notified in writing by the Corporation that the Corporation has actual knowledge that such certificate is false. Compliance with the foregoing clauses
(i) and (iv) shall not be required if the Corporation shall notify the Trustee or such authenticating agent in writing (and the Trustee or such authenticating agent does not promptly object in writing) that such compliance is not required by regulations of the United States Department of the Treasury (in which case the Trustee or any such authenticating agent shall deliver a bearer Debenture upon fulfillment of such other conditions, if any, as shall be required by law or such regulations).

      No service charge shall be made for any registration or transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The obligation of the Corporation to the Holder hereof to pay principal of and any interest on this Debenture and all rights and privileges of the Holder to receive said payments shall be governed by, and construed in accordance with, the laws of the State of New York.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of or any interest on any Debenture and remaining unclaimed for 3 years after such principal or interest has become due and payable shall be paid to the Corporation on its request, or (if then held by the Corporation) shall be discharged from such trust; and the person entitled to such money shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease.

      If (i) any mutilated Debenture is surrendered to the Trustee, or the Corporation and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Corporation and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Corporation will execute and the Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount. In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Debenture, pay such Debenture. Upon the issuance of any new Debenture, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                       EXHIBIT C

              CERTIFICATE FOR EXCHANGE OF REGISTERED DEBENTURES
                            FOR BEARER DEBENTURES
                              ALLIED-SIGNAL INC.

To:         Allied-Signal Inc.
            The Chase Manhattan Bank
            (National Association), as Trustee

      This certificate is submitted in connection with our request,
dated as of              , that you deliver to us $
principal amount of Debentures due
                  in bearer form in exchange for a like aggregate principal amount of Debentures in registered form. We hereby certify that as of the date hereof, either (a) none of such Debentures is held by or on behalf of a United States Person, or (b) if a United States Person has a beneficial interest in such a debenture, such person is described in Section 165(j)(3)(A), (B), or (C) of the United States Internal Revenue Code of 1954, as amended, and the regulations thereunder. As used herein, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust whose income from sources without the United States is includible in gross income for United States Federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

      We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

                         Person Entitled to Delivery of
                         Debentures Described Herein